EXHIBIT (g) xi

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.

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INVESTMENT COMPANY                            ORGANIZATION                     SERIES ---(IF APPLICABLE)
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
Adjustable Rate Securities Portfolios         Delaware Business Trust          U.S. Government Adjustable Rate Mortgage Portfolio

Franklin Asset Allocation Fund                Delaware Business Trust

Franklin California Tax-Free Income           Maryland Corporation
Fund, Inc.

Franklin California Tax-Free Trust            Massachusetts Business Trust     Franklin California Insured Tax-Free Income Fund
                                                                               Franklin California Tax-Exempt Money Fund
                                                                               Franklin California Intermediate-Term Tax-Free
                                                                                Income Fund

Franklin Custodian Funds, Inc.                Maryland Corporation             Growth Series
                                                                               Utilities Series
                                                                               Dynatech Series
                                                                               Income Series
                                                                               U.S. Government Securities Series

Franklin Equity Fund                          California Corporation

Franklin Federal Money Fund                   California Corporation

Franklin Federal Tax- Free Income Fund        California Corporation
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INVESTMENT COMPANY                                       ORGANIZATION          SERIES ---(IF APPLICABLE)
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
Franklin Gold & Precious Metals Fund          Delaware Business Trust

Franklin High Income Trust                    Delaware Business Trust          AGE High Income Fund

Franklin Investors Securities Trust           Massachusetts Business Trust     Franklin Global Government Income Fund
                                                                               Franklin Short-Intermediate U.S. Govt Securities Fund
                                                                               Franklin Convertible Securities Fund
                                                                               Franklin Adjustable U.S. Government Securities Fund
                                                                               Franklin Equity Income Fund
                                                                               Franklin Bond Fund

Franklin Managed Trust                        Delaware Business Trust          Franklin Rising Dividends Fund

Franklin Money Fund                           California Corporation

Franklin Municipal Securities Trust           Delaware Business Trust          Franklin California High Yield Municipal Fund
                                                                               Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund Inc.              Maryland Corporation             Mutual Shares Fund
                                                                               Mutual Beacon Fund
                                                                               Mutual Qualified Fund
                                                                               Mutual Discovery Fund
                                                                               Mutual European Fund
                                                                               Mutual Financial Services Fund
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INVESTMENT COMPANY                            ORGANIZATION                     SERIES ---(IF APPLICABLE)
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
Franklin New York Tax-Free Income Fund        Delaware Business Trust

Franklin New York Tax-Free Trust              Massachusetts Business Trust     Franklin New York Tax-Exempt Money Fund
                                                                               Franklin New York Intermediate-Term Tax-Free
                                                                                Income Fund
                                                                               Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate Securities Trust         Delaware Business Trust          Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio         Delaware Business Trust

Franklin Strategic Series                     Delaware Business Trust          Franklin California Growth Fund
                                                                               Franklin Strategic Income Fund
                                                                               Franklin MidCap Growth Fund
                                                                               Franklin Global Utilities Fund
                                                                               Franklin Small Cap Growth Fund
                                                                               Franklin Global Health Care Fund
                                                                               Franklin Natural Resources Fund
                                                                               Franklin Blue Chip Fund
                                                                               Franklin Biotechnology Discovery Fund
                                                                               Franklin U.S. Long-Short Fund
                                                                               Franklin Large Cap Growth Fund
                                                                               Franklin Aggressive Growth Fund
                                                                               Franklin Small Cap Growth Fund II
                                                                               Franklin Technology Fund

Franklin Tax-Exempt Money Fund                California Corporation
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INVESTMENT COMPANY                            ORGANIZATION                     SERIES---(IF APPLICABLE)
--------------------------------------------- -------------------------------- -----------------------------------------------------
Franklin Tax-Free Trust                       Massachusetts Business Trust     Franklin Massachusetts Insured Tax-Free Income Fund
                                                                               Franklin Michigan Insured Tax-Free Income Fund
                                                                               Franklin Minnesota Insured Tax-Free Income Fund
                                                                               Franklin Insured Tax-Free Income Fund
                                                                               Franklin Ohio Insured Tax-Free Income Fund
                                                                               Franklin Puerto Rico Tax-Free Income Fund
                                                                               Franklin Arizona Tax-Free Income Fund
                                                                               Franklin Colorado Tax-Free Income Fund
                                                                               Franklin Georgia Tax-Free Income Fund
                                                                               Franklin Pennsylvania Tax-Free Income Fund
                                                                               Franklin High Yield Tax-Free Income Fund
                                                                               Franklin Missouri Tax-Free Income Fund
                                                                               Franklin Oregon Tax-Free Income Fund
                                                                               Franklin Texas Tax-Free Income Fund
                                                                               Franklin Virginia Tax-Free Income Fund
                                                                               Franklin Alabama Tax-Free Income Fund
                                                                               Franklin Florida Tax-Free Income Fund
                                                                               Franklin Connecticut Tax-Free Income Fund
                                                                               Franklin Louisiana Tax-Free Income Fund
                                                                               Franklin Maryland Tax-Free Income Fund
                                                                               Franklin North Carolina Tax-Free Income Fund
                                                                               Franklin New Jersey Tax-Free Income Fund
                                                                               Franklin Kentucky Tax-Free Income Fund
                                                                               Franklin Federal Intermediate-Term Tax-Free Income
                                                                                Fund
                                                                               Franklin Arizona Insured Tax-Free Income Fund
                                                                               Franklin Florida Insured Tax-Free Income fund
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INVESTMENT COMPANY                            ORGANIZATION                     SERIES ---(IF APPLICABLE)
--------------------------------------------- -------------------------------- -----------------------------------------------------
Franklin Templeton Fund Allocator Series      Delaware Business Trust          Franklin Templeton Conservative Target Fund
                                                                               Franklin Templeton Moderate Target Fund
                                                                               Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust               Delaware Business Trust          Franklin Templeton Global Currency Fund
                                                                               Franklin Templeton Hard Currency Fund

Franklin Templeton International Trust        Delaware Business Trust          Templeton Pacific Growth Fund
                                                                               Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund Trust           Delaware Business Trust          Franklin Templeton Money Fund

Franklin Value Investors Trust                Massachusetts Business Trust     Franklin Balance Sheet Investment Fund
                                                                               Franklin MicroCap Value Fund
                                                                               Franklin Value Fund
                                                                               Franklin Large Cap Value Fund

Franklin Templeton Variable Insurance         Massachusetts Business Trust     Franklin Money Market Fund
Products Trust                                                                 Franklin Growth and Income Fund
                                                                               Franklin Natural Resources Securities Fund
                                                                               Franklin Real Estate Fund
                                                                               Franklin Global Communications Securities Fund
                                                                               Franklin High Income Fund
                                                                               Templeton Global Income Securities Fund
                                                                               Franklin Income Securities Fund
                                                                               Franklin U.S. Government Fund
                                                                               Franklin Zero Coupon Fund - 2000
                                                                               Franklin Zero Coupon Fund - 2005
                                                                               Franklin Zero Coupon Fund - 2010
                                                                               Franklin Rising Dividends Securities Fund
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INVESTMENT COMPANY                            ORGANIZATION                     SERIES ---(IF APPLICABLE)
--------------------------------------------- -------------------------------- -----------------------------------------------------
Franklin Templeton Variable Insurance         Massachusetts Business Trust     Templeton Pacific Growth Securities Fund
Products Trust (cont.)                                                         Templeton International Securities Fund
                                                                               Templeton Developing Markets Securities Fund
                                                                               Templeton Growth Securities Fund
                                                                               Templeton Asset Strategy Fund
                                                                               Franklin Small Cap Fund
                                                                               Franklin Large Cap Growth Securities Fund
                                                                               Templeton International Smaller Companies Fund
                                                                               Mutual Discovery Securities Fund
                                                                               Mutual Shares Securities Fund
                                                                               Franklin Global Health Care Securities Fund
                                                                               Franklin Value Securities Fund
                                                                               Franklin Aggressive Growth Securities Fund
                                                                               Franklin S&P 500 Index Fund
                                                                               Franklin Strategic Income Securities Fund
                                                                               Franklin Technology Securities Fund
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Institutional Fiduciary Trust                 Massachusetts Business Trust     Money Market Portfolio
                                                                               Franklin U.S. Government Securities Money Market
                                                                                Portfolio
                                                                               Franklin Cash Reserves Fund

The Money Market Portfolios                   Delaware Business Trust          The Money Market Portfolio
                                                                               The U.S. Government Securities Money Market Portfolio

Templeton Variable Products Series Fund                                        Franklin Growth Investments Fund
                                                                               Mutual Shares Investments Fund
                                                                               Mutual Discovery Investments Fund
                                                                               Franklin Small Cap Investments Fund
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INVESTMENT COMPANY                            ORGANIZATION                     SERIES---(IF APPLICABLE)
--------------------------------------------- -------------------------------- -----------------------------------------------------
Franklin Floating Rate Master Trust           Delaware Business Trust          Franklin Floating Rate Master Series

CLOSED END FUNDS:

Franklin Multi-Income Trust                   Massachusetts Business Trust

Franklin Universal Trust                      Massachusetts Business Trust

Franklin Floating Rate Trust                  Delaware Business Trust
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